Second Quarter 2019 Earnings Release July 24, 2019

Legal Disclaimer Forward-Looking Statements This news release may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under U.S. federal securities laws. These statements are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward- looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation related to the termination of our agreement and plan of merger with Entegra Financial Corp. (the “Entegra Merger Agreement”) or the abandonment of the transactions that were contemplated by the Entegra Merger Agreement; (2) reputational risk resulting from the termination of the Entegra Merger Agreement; (3) potential changes to, or the risk that we may not be able to execute on, our business strategy as a result of the termination of the Entegra Merger Agreement; (4) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize, (5) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships, (6) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank, (7) changes in management’s plans for the future, (8) prevailing, or changes in, economic or political conditions, particularly in our market areas, (9) credit risk associated with our lending activities, (10) changes in interest rates, loan demand, real estate values, or competition, (11) changes in accounting principles, policies, or guidelines, (12) changes in applicable laws, rules, or regulations, and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. The Non-GAAP financial measures used in this presentation include: (i) tangible common equity, (ii) net operating earnings, (iii) net operating return on average assets, (iv) net operating return on average tangible common equity, (v) operating efficiency ratio, (vi) net operating earnings, less accretion, (vii) tangible book value per share, (viii) net operating earnings per share, and (ix) net interest income excluding purchase accounting adjustments. Tangible common equity excludes total preferred stock, preferred stock paid in capital, goodwill, and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Net interest income excluding purchase accounting adjustments adjusts net interest income to exclude the impact of purchase accounting. The operating efficiency ratio excludes securities gains and losses, merger termination fee, and merger related and restructuring expenses from the efficiency ratio. Net operating earnings excludes securities gains and losses, merger termination fee, and merger related and restructuring expenses, and the effect of the December, 2017 tax law change on deferred tax assets, and the income tax effect of adjustments, and operating return on average assets is net operating income divided by GAAP total average assets. Net operating earnings per share is net operating income divided by GAAP total average assets. Net operating return on tangible common equity is net operating income divided by tangible common equity. Management believes that Non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

Overview of SmartFinancial . SmartFinancial, Inc. (Nasdaq: SMBK) is a $2.4 billion Branch Footprint asset bank holding company headquartered in Knoxville, Tennessee Nashville Knoxville Greensboro Jonesboro . Operates one subsidiary bank, SmartBank, which was founded in 40 January 2007 ARKANSAS TENNESSEE NORTH CAROLINA . Located primarily in attractive, high-growth marketsMemphis throughout Chattanooga East Tennessee, Alabama and Florida 77 . 384 full-time employees Huntsville SOUTH . ~$306 million market capitalization(1) 85 CAROLINA . Balance Sheet (06/30/19) Atlanta Birmingham 20 . Assets: $2.4 billion Tuscaloosa GEORGIA . Gross Loans: $1.8 billion . Deposits: $2.0 billion MISSISSIPPI ALABAMA Columbus Jackson 16 . Shareholders’ Equity / Tangible Common Equity (Non-GAAP): Montgomery $299.6 million / $221.3 million Savannah . Profitability (Q2 ’19) 65 75 95 . Net Income / Net Operating Earnings (Non-GAAP): $9.1 million / $5.6 million Mobile . ROAA / Net Operating ROAA (Non-GAAP)Baton: 1.56% Rouge / 0.96% 10 . ROATCE / Net Operating ROATCE (Non-GAAP): 16.78% / 10.31% Tallahassee SMBK Branch New Orleans FLORIDA . Efficiency Ratio / Operating Efficiency Ratio (Non-GAAP): 57.53% / 65.56% . Asset Quality . Superior asset quality and proven credit culture . NPAs / Assets of 0.17% Financial data as of or for the three months ended 06/30/19 (1) Pricing data as of 07/23/19 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures see Appendix 3

SmartFinancial, Inc.

Culture

We are **building a culture** where **Associates thrive** and are **empowered** to be **leaders**. The **core values** that we have established as a company help us operate in unison and have become a **critical part of our culture**. Our Associates are key to SmartBank's success.

Core Values

Act with Integrity
Be Enthusiastic
Create Positivity
Demonstrate Accountability
Embrace Change

Creating "WOW" Experiences	Exhibiting Over-The-Top Enthusiasm and Positivity	Delivering Exceptional, Professional & Knowledgeable Service

Positioning Statement

At SmartBank, delivering **unparalleled value** to our Shareholders, Associates, Clients and the Communities we serve drives **every** decision and action we take. **Exceptional value** means being there with **smart solutions**, **fast responses** and **deep commitment** every single time. By doing this, we will create the Southeast's next, great community banking franchise.


TOP WORK PLACES 2018
NEWS SENTINEL
TOP WORK PLACES 2017
NEWS SENTINEL

4

Second Quarter Financial Highlights

Solid Earnings Track Record $8,000 Capstone Southern Foothills Acquisition Acquisition Acquisition $6,000 $4,000 Net Operating Net Operating Earnings ($000) $2,000 $0 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Net Operating Earnings, Less Accretion Accretion, Net of Tax ($ in thousands) 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Net Operating Earnings $1,819 $3,707 $3,810 $4,844 $4,966 $5,908 $5,509 $5,603 Less: Accretion, Net of Tax ($577) ($1,567) ($943) ($1,911) ($894) ($2,039) ($1,392) ($1,017) Net Operating Earnings, Less Accretion $1,242 $2,140 $2,867 $2,933 $4,072 $3,869 $4,117 $4,586 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 6

SmartFinancial, Inc.

Performance Trends

- Net Operating Earnings (Non-GAAP) of $5.6 million for the quarter, up 16% from a year earlier
- ROAA of 1.56% for the quarter and Net Operating ROAA (Non-GAAP) of 0.96%
- ROATCE (Non-GAAP) of 16.78% for the quarter and Operating ROATCE (Non-GAAP) of 10.31%
- Efficiency Ratio of 57.53% for the quarter and Operating Efficiency Ratio (Non-GAAP) of 65.56%
- Net Interest Margin (fully taxable equivalent "FTE") of 3.94%, down 16 basis points from the prior quarter
- Nonperforming Assets were 0.17% of Total Assets



ROAA (%)
0.82 %
1.00 %
0.85 %
0.98 %
1.17 %
1.07 %
0.84 %
0.98 %
1.56 %
0.96 %
2Q18
3Q18
4Q18
1Q19
2Q19
ROATCE (%)
8.96 %
11.04 %
9.45 %
10.84 %
13.06 %
12.00 %
9.26 %
10.79 %
16.78 %
10.31 %
2Q18
3Q18
4Q18
1Q19
2Q19
Reported
Operating (1)(2)



Net Interest Margin (%)
4.54 %
3.94 %
4.11 %
3.85 %
4.28 %
3.74 %
4.10 %
3.73 %
3.94 %
3.68 %
2Q18
3Q18
4Q18
1Q19
2Q19
Efficiency Ratio (%)
72.31 %
66.92 %
71.34 %
67.17 %
67.71 %
61.72 %
68.65 %
64.25 %
57.53 %
65.56 %
2Q18
3Q18
4Q18
1Q19
2Q19
Reported
Operating (1)

(1) Operating profitability (Non-GAAP) figures exclude gain on sale of securities, merger termination fee, merger-related and restructuring expenses and nonrecurring items

Note: For a reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

7

Balance Sheet Trends Total Assets ($mm) Net Loans ($mm) $2,500 $2,000 $2,354 $2,391 $1,832 $1,828 $2,274 $1,769 $2,300 $1,800 $2,062 $2,051 $1,568 $1,578 $2,100 $1,600 $1,900 $1,400 $1,700 $1,200 $1,500 $1,000 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Total Deposits ($mm) Book Value Per Share $2,200 $22.50 $21.47 $20.31 $20.82 $2,012 $19.74 $1,994 $19.48 $2,000 $1,922 $20.00 $1,800 $1,717 $17.50 $1,707 $15.18 $15.86 $14.09 $14.38 $14.64 $1,600 $15.00 $1,400 $12.50 $1,200 $10.00 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Book Value Tangible Book Value (1) (1) For a reconciliation of this Non-GAAP financial measure to its most directly comparable GAAP measures, see the Appendix 8

Earnings Profile – Second Quarter 2019 . Net Interest Income increased over 6% year over year (“YoY”) primarily 2Q19 1Q19 2Q18 due to higher average earning Total Interest Income $27,303 $26,943 $22,993 asset balances Total Interest Expense 6,501 5,946 3,455 Net Interest Income 20,802 20,997 19,538 . Increases in Noninterest Income primarily driven by termination fee Total Noninterest Income 8,415 1,698 1,577 from proposed merger with Total Revenue 29,217 22,695 21,115 Entegra Financial Corp. Provision for Loan Losses 393 797 617 Total Noninterest Expense 16,808 15,579 15,271 . Increases in Noninterest Expense Earnings Before Income Taxes 12,016 6,319 5,227 primarily driven by higher salary Income Tax Expense 2,895 1,588 1,295 and occupancy expense from Net Income $9,121 $4,731 $3,932 completed acquisitions, as well as Net Income Per Share: merger expenses Diluted Net Income Per Share $0.65 $0.34 $0.32 . Total Revenue increased 38% YoY Net Operating Earnings Per Share (Non-GAAP): . Net Operating Diluted EPS (Non- Diluted Operating Earnings Per Share $0.40 $0.39 $0.39 GAAP) increased almost 2% YoY Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 9

SmartFinancial, Inc.

Net Interest Income

- Net Interest Margin (FTE) decreased quarter to quarter primarily due to lower accretion on acquired loans and increases in deposit costs
- Compared to a year ago, Earning Asset Yields are down 20 basis points; the Average Cost of Interest-bearing Liabilities is up 54 basis points
- Excluding the effect of purchase accounting adjustments, the Net Interest Margin (FTE) decreased 5 basis point quarter to quarter, primarily due to the higher cost of interest-bearing deposits

	2Q19	1Q19	2Q18
Net Interest Income (FTE)	$20,918	$21,112	$19,558
Average Earning Assets	$2,127,226	$2,089,540	$1,718,162


Net Interest Margin
4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
2Q18
3Q18
4Q18
1Q19
2Q19
Net Interest Margin (FTE)
Net Interest Margin (FTE - ex Purchase Accounting Adj.) (Non-GAAP)

Average Yields and Rates	2Q19	1Q19	2Q18
Loans, less accretion	5.23%	5.20%	5.11%
Accretion	0.30%	0.42%	0.68%
Loans	5.53%	5.62%	5.79%
Taxable securities	2.55%	2.67%	2.41%
Tax-exempt securities (FTE)	3.75%	4.07%	3.29%
Federal funds and other investments	2.92%	2.68%	2.62%
Earning Asset Yields	5.17%	5.25%	5.37%
Total Interest-Bearing Deposits	1.42%	1.32%	0.96%
Securities sold under agreement to repurchase	0.33%	0.41%	0.28%
Federal funds purchased and other borrowings	2.87%	4.09%	3.63%
Subordinated debt	6.03%	6.04%	-
Total Interest-Bearing Liabilities	1.54%	1.45%	1.00%
Net Interest Margin (FTE)	3.94%	4.10%	4.57%
Cost of Funds	1.28%	1.21%	0.82%

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

10

Noninterest Income . Consistent increases in service charges on deposit accounts, and other noninterest income components . Noninterest Income trending upward, with 2Q19 reporting increased mortgage banking income after decreases in 4Q18 and 1Q19 . Increases in other noninterest income mainly resulting from termination fee from proposed merger with Entegra Financial Corp. Noninterest Income (Less Termination Fee) (1) $2,400,000 $1,800,000 Gain (Loss) on Securities, Net $1,200,000 Other Noninterest Income Mortgage Banking Income Service Charges on Deposit Accounts $600,000 $0 2Q18 3Q18 4Q18 1Q19 2Q19 (1) Excludes $6.4 million fee received for merger termination of Entegra Financial Corp. 11

Noninterest Expense . Efficiency Ratio remained under 70% for the third consecutive quarter while Operating Efficiency Ratio (Non-GAAP) was 65.56% . Salary increases are primarily due to the addition of associates from two completed acquisitions for periods presented, as well as infrastructure builds . Merger expense of $1.8 million in the quarter Noninterest Expense $20,000,000 68.0% Merger expense 66.0% $15,000,000 Other 64.0% Amortization of Intangibles $10,000,000 Data Processing 62.0% Occupancy $5,000,000 60.0% Salaries & Benefits Operating Efficiency Ratio $0 58.0% 2Q18 3Q18 4Q18 1Q19 2Q19 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 12

Attractive Deposit Mix Deposit Composition (06/30/19) Historical Deposit Composition ($mm) $2,500 Noninterest Demand $1,922 $1,994 $2,012 Time 18% $2,000 Deposits 33% Interest- $1,717 $1,707 bearing $635 $673 Demand $649 17% $1,500 Money $536 $569 Market and Savings 32% $1,000 $698 $648 $642 $633 $570 Historical Cost of Deposits $334 $500 $311 $332 3.00% $247 $267 2.50% $320 $329 $357 2.00% 2.50% 2.50% 2.50% $301 $301 2.25% 2.00% $0 1.50% 2Q18 3Q18 4Q18 1Q19 2Q19 1.00% Noninterest Demand Interest-bearing Demand 1.10% 1.18% 0.79% 0.91% 1.00% 0.50% Money Market and Savings Time Deposits 0.00% 2Q18 3Q18 4Q18 2Q19 1Q19 Cost of Deposits Fed Funds Target 13

Overview of Loan Portfolio Loan Composition (06/30/19) Historical Loan Composition ($mm) $2,500 Other Residential 1% RE 22% CRE, Non $2,000 Owner $1,777 $1,841 $1,837 Occupied C&I 25% 18% $1,585 $1,575 $411 $406 $407 $1,500 CRE, $356 $350 Owner C&D $473 $464 Occupied 11% $488 23% $1,000 $386 $402 $416 $416 $372 Historical CRE Ratios $360 $364 $500 $187 $205 400% $179 $166 $188 300% $280 $290 $308 $341 $334 269.8% $0 200% 2Q18 3Q18 4Q18 1Q19 2Q19 100% 81.5% C&I C&D 0% CRE, Owner Occupied CRE, Non Owner Occupied 2Q18 3Q18 4Q18 1Q19 2Q19 Residential RE Other CRE C&D 14

Asset Quality . Superior asset quality, with Nonperforming Assets at 0.17% of Total Assets compared to the Nonperforming Assets Southeast Peer Median (1) of 0.65% $9,000 1.00% . Remaining fair value discounts on acquired $6,000 0.65% 0.70% loans are 2.0x the current Allowance For Loan $3,000 0.17% 0.40% Losses $0 0.10% 2Q18 3Q18 4Q18 1Q19 2Q19* . Acquisitions are marked conservatively for Foreclosed Assets potential losses Nonperforming Loans . Proven credit culture, with Net Charge-Offs to Nonperforming Assets/ Total Assets (SMBK) Average Loans of 0.00% compared to the Nonperforming Assets/ Total Assets (SE Peer Median) (1) Southeast Peer Median (1) of 0.04% Loan Discounts Net Charge-Offs/ Average Loans $30 0.90% 0.15% $20 0.60% 0.10% $10 0.30% 0.05% $0 0.00% 0.04% 2Q18 3Q18 4Q18 1Q19 2Q19 0.00% 0.00% Allowance for Loan Losses (GAAP) (0.05%) Net Acquisition Accounting Fair Falue Discounts to Loans 2Q18 3Q18 4Q18 1Q19 2Q19* (1) Allowance for Loan Losses/ Loans SMBK SE Peer Median Source: S&P Global Market Intelligence (1) Publicly traded banks between $1.5B and $3B in assets headquartered in the Southeast (AL, AR, FL, GA, LA, MS, NC, SC, TN and WV) as of 03/31/19 * Peer median data held constant from 1Q19 due to unavailable 2Q19 data as of SMBK reporting date 15

Summary of Moving Forward Initiatives The company is Moving Forward with several major initiatives that were planned: Initiatives Completed In-Process . Centralization of operational areas  . Centralization of finance group  . Bank-wide organizational chart planning to gain efficiencies  . Core data processing decision (contract up in 2020)  . Continued hiring of bank talent in our growth markets  . Evaluation of new M&A opportunities  16

Appendix

SmartFinancial, Inc.

Non-GAAP Reconciliations

		2Q19		1Q19		4Q18		3Q18		2Q18
Net interest income - ex purchase acct. adj.										
Net interest income (GAAP)	$	20,802	$	20,997	$	21,436	$	18,861	$	19,538
Taxable equivalent adjustment		116		115		93		16		20
Net interest income TEY		20,918		21,112		21,529		18,877		19,558
Purchase accounting adjustments		1,374		1,881		2,755		1,208		2,583
Net interest income - ex purchase acct. adj. (Non-GAAP)	$	19,544	$	19,231	$	18,774	$	17,669	$	16,975
Tangible Common Equity										
Shareholders' equity (GAAP)	$	299,611	$	290,481	$	283,011	$	251,642	$	247,487
Less goodwill and other intangible assets		78,348		78,690		79,034		68,254		68,449
Tangible Common Equity (Non-GAAP)	$	221,264	$	211,791	$	203,977	$	183,388	$	179,036
Non-GAAP Return Ratios										
Net operating return on average assets (Non-GAAP)[1]		0.96%		0.98%		1.07%		0.98%		1.00%
Return on average tangible common equity (Non-GAAP)[2]		16.78%		9.26%		13.06%		9.45%		8.96%
Net operating return on average shareholder equity (Non-GAAP)[3]		7.58%		7.81%		8.65%		7.88%		8.33%
Net operating return on average tangible common equity (Non-GAAP)[4]		10.31%		10.79%		12.00%		10.84%		11.04%

(1) *Net operating return on average assets (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average assets.*
(2) *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
(3) *Net operating return on average shareholder equity (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average shareholder equity.*
(4) *Net operating return on average tangible common equity (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

18

Non-GAAP Reconciliations 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 Operating Earnings Net income (GAAP) $ 9,121 $ 4,731 $ 6,444 $ 4,324 $ 3,931 $ 3,415 $ 38 $ 1,685 $ 1,648 Securities (gains) losses (33) - (2) - 1 - - (144) - Merger termination fee (6,400) - - - - - - - - Merger costs 1,796 923 1,322 838 1,123 498 1,694 303 420 Tax charge related to change in tax law and tax benefit - - (1,600) - - - 2,482 - - Income tax effect of adjustments 1,120 (145) (0) (196) (211) (103) (506) (25) (3) Net operating earnings (Non-GAAP) $ 5,603 $ 5,509 $ 5,908 $ 4,966 $ 4,844 $ 3,810 $ 3,707 $ 1,819 $ 2,065 Net operating earnings per common share: Basic $0.40 $0.40 $0.44 $0.39 $0.40 $0.34 $0.35 $0.22 $0.25 Diluted $0.40 $0.39 $0.43 $0.39 $0.39 $0.34 $0.35 $0.22 $0.25 Operating Efficiency Ratio Efficiency ratio (GAAP) 57.53% 68.65% 67.71% 71.34% 72.31% 72.39% 74.25% 78.62% 76.77% Adjustment for taxable equivalent yields (0.50%) (0.49%) (0.45%) (0.18%) (0.11%) (0.06%) (0.13%) (0.22%) (0.22%) Adjustment for securities gains (losses) 0.14% - 0.01% - (0.01%) - - 1.50% - Adjustment for merger expenses 8.39% (3.91%) (5.55%) (3.99%) (5.28%) (2.71%) (13.48%) (3.18%) (4.76%) Operating efficiency ratio (Non-GAAP) 65.56% 64.25% 61.72% 67.17% 66.92% 69.62% 60.64% 76.72% 71.79% 19

Investor Contacts Billy Carroll Miller Welborn President & CEO Chairman (865) 868-0613 (423) 385-3067 Billy.Carroll@SmartBank.com Miller.Welborn@SmartBank.com SmartFinancial, Inc. 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 20